Greenwich Street

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                              Semi-Annual Report
                                                              February 29, 2000

Greenwich Street California Municipal Fund Inc.

[Photo of Joseph P. Deane]

Vice President

[Photo of Heath B. McLendon]

Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the period ended February 29, 2000. We are pleased to report that on Tuesday, March 21, 2000, the Fund announced a dividend from ordinary income of $0.050 for the months of April, May and June 2000. This represents a slight increase from the previous dividend of $0.049 per share. Also, over the six months covered by this report, the Fund distributed income dividends totaling $0.29 per share.

The table below details the annualized distribution rates and the six-month total return based on the Fund's February 29, 2000, net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:1

                                 Annualized            Six-Month
        Price Per Share     Distribution Rate(2)    Total Return(2)
        ---------------     --------------------    ---------------
         $12.98 (NAV)             4.53%                  (1.24)%
         $10.938 (AMEX)           5.38%                  (6.44)%

----------

(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (net assets) is divided by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (AMEX) price as determined by supply and demand.

(2) Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.049 for twelve months. This rate is as of March 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


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Greenwich Street California Municipal Fund Inc.                                1

In comparison, the Fund's Lipper, Inc. peer group average posted a total return based on NAV of negative 2.54% for the same time period.(3)

Market Update

In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment.

On February 2, 2000, the Federal Reserve Board ("Fed") raised interest rates for a fourth time in less than eight months, seeking to help reduce inflationary pressure and slow down the nation's rapidly growing economy.(4) Perhaps more significant than the Fed's recent policy decisions was its accompanying statement that rapid growth could foster inflationary imbalances that might undermine the U.S. economy's record economic expansion. We believe that this vigilance may hint at a slightly more aggressive approach by the Fed in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

We believe performance in the bond market during the period has been a direct result of Fed decisions. While presumably aimed at the bull market in stocks, it is the bond market that has been negatively impacted on fears of further Fed rate increases. We think the current lack of inflationary data defies a historically tight labor market and shows the incredible influence of technology and the power of global pricing constraints.

The bond market had a tough time in 1999. Tax-loss selling and asset allocation shifts out of municipal securities precipitated massive outflows in the fourth quarter, prompting bond funds to sell their municipal bond holdings. This drove yields even higher and sent the net asset values of many funds lower, accelerating outflows and leaving bond dealers reluctant to hold municipal securities. Additionally, the bond market has suffered in recent months from uncertainty over the outlook for future Fed monetary policy, given the rise of the stock market and the higher consumer demand at the end of 1999. Also, we have noted that supply in the new-issue market is down substantially from last year.

These factors, in addition to the considerable momentum going into 2000, may mean that there is less financial restraint in the economy than previously believed. The pace of demand is surpassing even the rosiest

----------
(3) Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Lipper, Inc. peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(4) On Tuesday, March 21, 2000 after this letter was written, the Fed raised interest rates 0.25%.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
assessments of the economy's speed limit, threatening to bring inflation back and underscoring the need for Fed vigilance and restraint.

Under "normal" market conditions, municipal investors pay for the tax-free income benefits by getting a lower return. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A-rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent extraordinarily good value for municipal securities.

California Economic Highlights

The end of 1999 saw a flourish of holiday sales, which contributed to a burst of year-end job creation in California. Rising home prices and mortgage rates may have slowed home sales, but home and business construction continued to grow. An important sign of the Golden State's current economic strength and future prospects is the explosion of capital investment in emerging businesses. Fueled by booming Internet-related companies, venture capital investments in Northern California tripled in 1999 to $16.2 billion - over 33% of total venture capital investment for the entire U.S. The state as a whole accounted for over 42% of the nation's total venture capital investments, based on estimates from National Venture Capital Association/Venture Economics.

California's economy passed several important milestones over the period, reaching a 30-year low in unemployment and passing the 14 million job mark in nonfarm wage and salary employment. Moreover, California's unemployment rate dropped to 4.9% - the lowest level since 1969. The Golden State accounts for approximately 40% of the entire nation's job growth, with the service sector, particularly business services, adding the greatest number of jobs. We believe strong building activity and swelling personal consumption are driving the distribution of employment gains.

California is currently experiencing a meaningful economic resurgence, as it enjoys its best finances of the last eight to ten years. In our view, the Golden State's economic recovery has been driven mainly by the growth of new, more diversified industries, which has effectively provided the state with a broader economic base. The nation's largest state economy, and the seventh largest economy in the world, now appears to be running on all cylinders as evidenced by rising real estate prices.

We think these gains, combined with factors such as strong employment growth, high real estate values, a more broadly diversified state economy and an annual state GDP of more than $1 trillion, should allow California to remain a competitive economic force for many years to come.


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Greenwich Street California Municipal Fund Inc.                                3

Investment Strategy

The Greenwich Street California Municipal Fund seeks as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with prudent investing.(5)

At the end of February, the Fund's weighted average maturity was approximately
20.2 years. In addition, as of February 29, 2000, approximately 95.5% of the Fund's holdings were rated investment grade by either Standard & Poor's Corporation or Moody's Investors Services Inc., with approximately 42.4% of the Fund invested in AAA bonds, the highest possible rating. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.)

The Fund's investment strategy going forward will be three-fold:

      o We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries

      o     We are focusing on investing in very high-grade issues

      o We are investing in discount paper because this is where we believe we can obtain the best value

Our aim is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) We see the best opportunity for reward right now at the long end of the curve.

Municipal Bond Market Outlook

We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence should likely support demand for goods. Moreover, we expect that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

Regarding further Fed monetary policy tightenings, we think that such actions would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation appears to be under control. We think that any further Fed policy actions have already been comfortably priced into the bond market. We believe the good news


----------
(5) A portion of the income from the Fund may be subject to the Alternative Minimum Income Tax ("AMT").


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4                                        2000 Semi-Annual Report to Shareholders
is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher production.

In our judgment, a number of influences remain favorable for the municipal bond market. The new issue market is expected to decline this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new munis expected in 2000. Fiscal trends are another major positive. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments have budget surpluses. We believe these surpluses indicate that investors will feel more comfortable holding munis, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made alternatives less attractive. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

In closing, thank you for investing in the Greenwich Street California Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon              /s/  Joseph P. Deane
Heath B. McLendon                  Joseph P. Deane
Chairman                           Vice President

March 16, 2000


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Greenwich Street California Municipal Fund Inc.                                5

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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), formerly known as First Data Investors Services Group Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in this report beginning on page 19. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSB Citi Fund Management LLC.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            February 29, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(A)                     SECURITY                              VALUE
===========================================================================================
Education -- 8.7%
                         California Educational Facility Authority:
$ 2,100,000       A1*      Loyola Marymount University, 5.750% due 10/1/24       $1,953,000
  2,000,000       A3*      Southwestern University, 6.700% due 11/1/24            2,072,500
-------------------------------------------------------------------------------------------
                                                                                  4,025,500
-------------------------------------------------------------------------------------------
Hospital -- 24.5%
                         California Health Facility Financing Authority:
  2,000,000       A2*      Cedars-Sinai Medical Center, Series A,
                             6.125% due 12/1/30                                   1,905,000
  1,930,000       NR       Daniel Freeman Hospital, (Pre-Refunded -- Escrowed
                             with U.S. government securities to 5/1/05
                             Call @ 102), 6.500% due 5/1/20 (b)                   2,103,700
  2,000,000       A        Kaiser Permanente Hospital, 5.550% due 8/15/25         1,690,000
  2,000,000       AA     California Statewide Community Development Authority,
                           COP, St. Joseph's Hospital, (Pre-Refunded --
                           Escrowed with state & local government securities
                           to 7/1/04 Call @ 102), 6.625% due 7/1/21               2,182,500
  2,000,000       AA     Fresno Health Facility Revenue, Holy Cross Health
                           System, 5.625% due 12/1/15                             1,900,000
  1,615,000       A      Torrence Hospital Revenue, Little Co. of Mary
                           Hospital, (Escrowed to maturity with U.S.
                           government securities), 6.875% due 7/1/15 (b)          1,709,881
-------------------------------------------------------------------------------------------
                                                                                 11,491,081
-------------------------------------------------------------------------------------------
Housing -- 11.5%
  2,000,000       BBB-   Virgin Islands Public Financial Authority Revenue,
                           Series A, 6.500% due 10/1/24                           1,972,500
  1,400,000       Aa2*   California HFA Home Mortgage, Series E, FHA-Insured,
                           6.375% due 8/1/27 (c)                                  1,410,500
  2,000,000       AAA    Santa Rosa Mortgage Revenue, Village Square
                           Apartments, FHA-Insured, 6.875% due 9/1/27             2,077,500
-------------------------------------------------------------------------------------------
                                                                                  5,460,500
-------------------------------------------------------------------------------------------
Miscellaneous -- 7.6%
  2,000,000       AAA    Los Angeles Convention and Exhibition Center
                           Authority Lease Revenue, Series A, MBIA-Insured,
                           5.375% due 8/15/18                                     1,905,000
  1,675,000       AAA    Orange County 1996 Recovery, COP, Series A,
                           MBIA-Insured, 6.000% due 7/1/26                        1,683,375
-------------------------------------------------------------------------------------------
                                                                                  3,588,375
-------------------------------------------------------------------------------------------
Tax Allocation -- 10.5%
  2,100,000       Baa*   Hawthorne Community Redevelopment Agency,
                           Tax Allocation, (Pre-Refunded -- Escrowed with
                           U.S. government securities to 9/1/04 Call @ 102),
                           6.700% due 9/1/20 (b)                                  2,142,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                February 29, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(A)                     SECURITY                              VALUE
===========================================================================================
Tax Allocation -- 10.5% (continued)
$ 1,000,000       AAA    Rancho Cucamonga Redevelopment Agency, Tax
                           Allocation, MBIA-Insured, 5.250% due 9/1/26          $   898,750
  2,000,000       AAA    San Jose Redevelopment Agency, Tax Allocation,
                           MBIA-Insured, 5.250% due 8/1/16                        1,907,500
-------------------------------------------------------------------------------------------
                                                                                  4,948,250
-------------------------------------------------------------------------------------------
Transportation -- 17.6%
  2,000,000       BBB-   Foothill Eastern Transportation, California Toll
                           Revenue, Series A, 6.000% due 1/1/34                   2,122,500
  2,000,000       AAA    Los Angeles County Metropolitan Transportation
                           Authority, Sales Tax Allocation, Series A,
                           MBIA-Insured, 5.625% due 7/1/18                        1,972,500
 20,000,000       AAA    San Joaquin Hills Transportation Corridor Agency,
                           Sr. Lien Toll, (Escrowed to maturity with state &
                           local government securities), zero coupon due 1/1/26   4,175,000
-------------------------------------------------------------------------------------------
                                                                                  8,270,000
-------------------------------------------------------------------------------------------
Water & Sewer -- 19.6%
  1,240,000       AAA    Anaheim Public Finance Authority, Water Utility,
                           (Lenain Filtration Project), FGIC-Insured,
                           5.250% due 10/1/19                                     1,143,900
  2,000,000       AA     California State Department of Water Revenue,
                           Series L, 5.500% due 12/1/23                           1,885,000
  2,140,000       AAA    East Bay Municipal Wastewater System, FGIC-Insured,
                           5.000% due 6/1/26                                      1,845,750
  1,875,000       BBB    Kings County Waste Management Authority, Solid
                           Waste Revenue, 7.200% due 10/1/14 (c)                  2,022,656
  1,000,000       AAA    Redding Joint Powers Financing Authority, Wastewater
                           Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18      971,250
  1,500,000       AAA    San Diego PCFA Sewer Revenue, FGIC-Insured,
                           5.000% due 5/15/20                                     1,325,626
-------------------------------------------------------------------------------------------
                                                                                  9,194,182
-------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $43,123,554**)                                $46,977,888
===========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA   --    Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --    Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   --    Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG  1 -- Moody's highest rating for issues having a demand feature --
           VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC -- AMBAC Indemnity Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
GO    -- General Obligation
HFA   -- Housing Finance Agency
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
PCFA  -- Pollution Control Financing Authority
PCR   -- Pollution Control Revenue


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                February 29, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $43,123,554)                    $ 46,977,888
    Interest receivable                                                 715,725
--------------------------------------------------------------------------------
    Total Assets                                                     47,693,613
--------------------------------------------------------------------------------
LIABILITIES:
    Payable to bank                                                      65,922
    Dividends payable                                                    55,008
    Management fees payable                                              31,973
    Accrued expenses                                                     52,691
--------------------------------------------------------------------------------
    Total Liabilities                                                   205,594
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 47,488,019
================================================================================
NET ASSETS:
    Par value of capital shares                                    $      3,658
    Capital paid in excess of par value                              43,831,350
    Undistributed net investment income                                  22,690
    Accumulated net realized loss from security transactions           (224,013)
    Net unrealized appreciation of investments                        3,854,334
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $12.98 a share on 3,658,334 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)          $ 47,488,019
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended February 29, 2000

INVESTMENT INCOME:
    Interest                                                        $ 1,407,913
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                            215,302
    Audit and legal                                                      26,676
    Shareholder and system servicing fees                                19,547
    Shareholder communications                                           18,699
    Deferred organization costs                                           1,845
    Pricing service fees                                                  1,745
    Custody                                                               1,196
    Directors' fees                                                       1,147
    Other                                                                 4,936
--------------------------------------------------------------------------------
    Total Expenses                                                      291,093
--------------------------------------------------------------------------------
Net Investment Income                                                 1,116,820
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                             3,825,611
      Cost of securities sold                                         4,056,191
--------------------------------------------------------------------------------
    Net Realized Loss                                                  (230,580)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of investments:
      Beginning of period                                             5,541,533
      End of period                                                   3,854,334
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                          (1,687,199)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (1,917,779)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $  (800,959)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended February 29, 2000 (unaudited) and for the Year Ended August 31, 1999

                                                                        February 29     August 31
===================================================================================================
OPERATIONS:
    Net investment income                                              $  1,116,820    $  2,167,117
    Net realized gain (loss)                                               (230,580)          6,712
    Decrease in net unrealized appreciation                              (1,687,199)     (3,073,828)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                                 (800,959)       (899,999)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income                                                (1,075,560)     (2,224,120)
    Net realized gains                                                           --         (85,021)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                                      (1,075,560)     (2,309,141)
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                   (1,876,519)     (3,209,140)

NET ASSETS:
    Beginning of period                                                  49,364,538      52,573,678
----------------------------------------------------------------------------------------------------
    End of period*                                                     $ 47,488,019    $ 49,364,538
====================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     22,690    $    (18,570)
====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the six months ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $3,926,060
--------------------------------------------------------------------------------
Sales                                                                  3,825,611
================================================================================

At February 29, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 3,924,119
Gross unrealized depreciation                                           (69,785)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 3,854,334
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At February 29, 2000, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                  1999(1)        1999       1998         1997        1996    1995(2)(3)
=======================================================================================================
Net Asset Value,
   Beginning of Period           $ 13.49       $ 14.37     $ 13.66     $ 13.13     $ 12.92     $ 12.00
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)          0.31          0.59        0.60        0.62        0.63        0.60
  Net realized and
  unrealized gain (loss)           (0.53)        (0.84)       0.80        0.87        0.30        0.84
-------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  (0.22)        (0.25)       1.40        1.49        0.93        1.44
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.29)        (0.61)      (0.59)      (0.63)      (0.70)      (0.52)
  Net realized gains                  --         (0.02)      (0.10)      (0.33)      (0.02)         --
-------------------------------------------------------------------------------------------------------
Total Distributions                (0.29)        (0.63)      (0.69)      (0.96)      (0.72)      (0.52)
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $ 12.98       $ 13.49     $ 14.37     $ 13.66     $ 13.13     $ 12.92
-------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                    (6.44)%++     (3.07)%      7.56%      13.39%      11.92%       0.25%++
-------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                 (1.24)%++     (1.43)%     10.98%      12.19%       7.96%      12.24%++
-------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)       $    47       $    49     $    53     $    50     $    48     $    47
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                       1.22%+        1.24%       1.20%       1.21%       1.15%       1.02%+
  Net investment income             4.67+         4.16        4.25        4.64        4.75        5.16+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                8%            0%          7%         28%         42%          7%
-------------------------------------------------------------------------------------------------------
Market Value, End of Period      $10.938       $12.000     $13.000     $12.750     $12.125     $11.500
=======================================================================================================

(1)   For the six months ended February 29, 2000 (unaudited).
(2)   Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

18

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                AMEX
 Record         Payable       Closing        Net Asset    Income    Reinvestment
  Date           Date          Price+         Value+     Declared      Price
================================================================================
 9/23/97        9/26/97        12.625         13.95       0.0540       13.03
10/28/97       10/31/97        12.688         13.97       0.0540       12.90
11/24/97       11/28/97        12.688         14.00       0.0540       13.08
12/22/97*      12/26/97        13.000         14.17       0.1020       13.26
 1/27/98        1/30/98        13.000         14.25       0.0540       12.98
 2/24/98        2/27/98        12.813         14.23       0.0540       12.82
 3/24/98        3/27/98        12.875         14.19       0.0540       12.97
 4/21/98        4/24/98        12.750         14.05       0.0540       12.70
 5/26/98        5/29/98        12.625         14.14       0.0540       12.92
 6/23/98        6/26/98        12.750         14.16       0.0540       12.94
 7/28/98        7/31/98        12.750         14.15       0.0540       12.78
 8/25/98        8/28/98        13.063         14.30       0.0540       13.25
 9/22/98        9/25/98        13.875         14.46       0.0540       13.85
10/27/98       10/30/98        13.688         14.44       0.0540       13.87
11/23/98       11/27/98        13.625         14.40       0.0540       13.83
12/21/98       12/24/98        13.438         14.39       0.0540       13.48
12/29/98*      12/31/98        13.250         14.34       0.0232       13.16
 1/26/99        1/29/99        12.750         14.42       0.0490       12.94
 2/23/99        2/26/99        12.938         14.38       0.0490       13.02
 3/23/99        3/26/99        12.875         14.35       0.0490       12.78
 4/27/99        4/30/99        12.438         14.33       0.0490       12.64
 5/25/99        5/28/99        12.188         14.13       0.0490       12.27
 6/22/99        6/25/99        12.063         13.89       0.0490       12.05
 7/27/99        7/30/99        11.875         13.84       0.0490       12.00
 8/24/99        8/27/99        12.000         13.45       0.0490       12.09
 9/21/99        9/24/99        12.000         13.42       0.0490       12.17
10/26/99       10/29/99        11.875         12.96       0.0490       11.79
11/22/99       11/26/99        11.500         13.24       0.0490       11.19
12/27/99       12/30/99        10.750         12.97       0.0490       10.76
 1/25/00        1/28/00        10.688         12.79       0.0490       10.79
 2/22/00        2/25/00        10.938         12.98       0.0490       10.94
================================================================================
+     As of record date.
*     Capital gain distribution.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of busines on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

than 30 days after the payment date for such dividend or distribution, or the record date for a suceeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

                                Greenwich Street
                               -------------------
                                   CALIFORNIA
                               MUNICIPAL FUND INC.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PNC Bank

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
388 Greenwich Street
New York, New York 10013

FD01057   4/00